                                                                   Exhibit 10.34

CONFIDENTIAL                                                           EXECUTION

                     AMERICAN REPROGRAPHICS COMPANY, L.L.C.

                               SECOND AMENDMENT TO
                    FIRST LIEN CREDIT AND GUARANTY AGREEMENT

          This SECOND AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of February 4, 2005 (this "AMENDMENT"), is entered into by and among AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company (the "COMPANY"), AMERICAN REPROGRAPHICS HOLDINGS, L.L.C., (f/k/a Ford Graphics Holdings, L.L.C.) a California limited liability company ("AR HOLDINGS"), AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation ("HOLDINGS"), the CREDIT SUPPORT PARTIES listed on the signature pages hereto, the Lenders listed on the signature pages hereto, GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger, Sole Bookrunner, and as Syndication Agent (in such capacities, "SYNDICATION AGENT"), and is made with reference to that certain First Lien Credit and Guaranty Agreement, dated as of December 18, 2003 (as amended through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

          WHEREAS, AR Holdings has requested that the Lenders agree to make amendments to certain provisions of the Credit Agreement in connection with the proposed initial public offering of Holdings;

          WHEREAS, Holdings intends to use the proceeds of the initial public offering to allow Company to pay down Indebtedness and to allow AR Holdings to make a Restricted Junior Payment to the holders of certain Capital Stock of AR Holdings;

          WHEREAS, all references to Holdings in the Credit Agreement shall hereafter be references to American Reprographics Company, a Delaware corporation; and

          WHEREAS, the Lenders have agreed to amend certain provisions of the Credit Agreement, in each case in the manner, and on the terms and conditions, provided for herein.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

     Upon satisfaction of the conditions set forth in Section III herein, the Credit Agreement shall be amended as follows in this Section I:

     A. AMENDMENTS TO SECTION 1: DEFINITIONS

               (i) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

               "'AR HOLDINGS' shall mean American Reprographics Holdings, L.L.C. (f/k/a Ford Graphics Holdings, L.L.C.) a California limited liability company."

               "'INITIAL PUBLIC OFFERING' means the initial public offering of Capital Stock of Holdings in an aggregate minimum amount of net proceeds to Holdings of $70,000,000."

               "'SECOND AMENDMENT' means that certain Second Amendment to First Lien Credit and Guaranty Agreement dated as of February 4, 2005, among the Company, Holdings, Administrative Agent, Syndication Agent, and the financial institutions and the Credit Support Parties listed on the signature pages thereto."

               "'SECOND AMENDMENT EFFECTIVE DATE' means the Second Amendment Effective Date, as defined in the Second Amendment."

               (ii) The definition of "CHANGE OF CONTROL", "HOLDINGS", "HOLDINGS OPERATING AGREEMENT", "INVESTOR NOTES", "INVESTOR REGISTRATION RIGHTS AGREEMENT", "INVESTOR UNITHOLDERS AGREEMENT", "SENIOR NOTE INDENTURES", "WARRANT AGREEMENT" and "WARRANTS" in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

               "'CHANGE OF CONTROL' means, at any time, (i) (x) prior to the consummation of an initial public offering of Holdings, Sponsor, Sathiyamurthy Chandramohan or Kumarakulasingam Suriyakumar shall collectively cease to beneficially own and control at least 75% on a fully diluted basis of the economic and voting interests in the Capital Stock of Holdings and (y) after the consummation of any initial public offering of Holdings, Sponsor, Sathiyamurthy Chandramohan or Kumarakulasingam Suriyakumar shall collectively cease to beneficially own and control at least 45% on a fully diluted basis of the economic and voting interests in the Capital Stock of Holdings;
          (ii) any Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) other than Sponsor, Sathiyamurthy Chandramohan or Kumarakulasingam Suriyakumar (a) shall have acquired beneficial ownership of 25% or more on a fully diluted basis of the voting and/or economic interest in the Capital Stock of Holdings or (b) shall have obtained the power (whether or not exercised) to elect a majority of the members of the board of directors (or similar governing body) of Holdings; (iii) Holdings shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of AR Holdings; (iv) AR Holdings shall cease to beneficially own and control 100% on a fully diluted basis of the economic and voting interest in the Capital Stock of Company; or (v) the majority of the seats (other than vacant seats) on the board of directors (or similar governing body) of Holdings cease to be occupied by Persons who either
          (a) were members of the board of advisors of Holdings on the Second Amendment Effective Date or (b) were appointed to the board of advisors in accordance with the provisions of the Holdings by-laws."

               "'HOLDINGS' shall mean American Reprographics Company, a Delaware corporation."

               "'HOLDINGS OPERATING AGREEMENT' means the Amended and Restated Operating Agreement of AR Holdings dated as of April 10, 2000, as amended through the Closing Date and as such agreement may be further amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.15."

               "'INVESTOR NOTES' means, collectively, any unsecured promissory notes issued by AR Holdings to ARC Acquisition Co., L.L.C., in accordance with Section 6.1(c) of the Holdings Operating Agreement, which notes are expressly subordinated and made junior to the payment and performance in full of all the Obligations, each of which shall be substantially in the form of Exhibit B to the Holdings Operating Agreement, as such notes may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under
          Section 6.16."

               "'INVESTOR REGISTRATION RIGHTS AGREEMENT' means the Investor Registration Rights Agreement, dated April 10, 2000 by and among AR Holdings, ARC Acquisition Co., L.L.C., GS Mezzanine Partners II, L.P., and GS Mezzanine Partners II Offshore, L.P. and certain other parties signatory thereto as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under
          Section 6.15."

               "'INVESTOR UNITHOLDERS AGREEMENT' means the Investor Unitholders Agreement dated April 10, 2000 by and among AR Holdings, ARC Acquisition Co., L.L.C., GS Mezzanine Partners II, L.P., and GS Mezzanine Partners II Offshore, L.P. as in effect on the Closing Date and as such agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under
          Section 6.15."

               "'SENIOR NOTE INDENTURES' means each of (i) that certain Indenture dated as of April 10, 2000 by and among Company, the Subsidiaries of Company party thereto, and Wilmington Trust Company, as trustee and (ii) that certain Indenture dated as of April 10, 2000 by and among AR Holdings and Wilmington Trust Company, as trustee, in each case as such indentures may have been amended, restated, supplemented or otherwise modified from time to time."

               "'WARRANT AGREEMENT' means the Warrant Agreement dated as of April 10, 2000 among AR Holdings, GS Mezzanine Partners II, L.P. and GS Mezzanine Partners II Offshore, L.P., as amended on September 8, 2000, and as such agreement may be further amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.15."

               "'WARRANTS' means the warrants to acquire 3,896.14 common units of AR Holdings issued by Company to GS Mezzanine Partners II, L.P., GS Mezzanine Partners II Offshore, L.P., Stone Street Fund 2000, L.P. and Bridge Street Special Opportunities Fund 2000, L.P. and any additional warrants to acquire common units of AR Holdings pursuant to the Warrant Agreement, as such warrants are in effect on the dates of their respective issuances and as such warrants may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Section 6.15."

     B. AMENDMENTS TO SECTION 2: LOANS AND LETTERS OF CREDIT

               Section 2.14 of the Credit Agreement is hereby amended by adding the following at the end of clause (c):

               "Notwithstanding anything to the contrary set forth in this section 2.14(c), Company shall prepay the Loans outstanding under the Credit Agreement in an aggregate amount equal to the proceeds to Holdings from the Initial Public Offering (net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses) minus the sum of (i) the Restricted Junior Payment made pursuant to Section 6.5(j) and (ii) the amount paid to the Lenders under the Second Lien Credit Agreement pursuant to Section 2.14(c) of the Second Lien Credit Agreement."

     C. AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

          (i) Section 6.5 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (h), replacing the "." with "; and" at the end of clause (i), and by adding the following clause to Section 6.5:

               "(j) AR Holdings may make Restricted Junior Payments to certain holders of preferred Capital Stock of AR Holdings in an amount not to exceed $28,500,000 using solely the proceeds of the Initial Public Offering, so long as (x) the requirements of Section 2.14(c) of the Credit Agreement and Section 2.14(c) of the Second Lien Credit Agreement are met and all prepayments required thereby have been paid and (y) at the time of each such Restricted Junior Payment and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing."

          (ii) Section 6.9 of the Credit Agreement is hereby amended by deleting clause (e) in its entirety and replacing it with the following:

               "(e) Permitted Acquisitions, the cash consideration for which constitutes (i) for so long as the Leverage Ratio is greater than or equal to 3.0:1.0, less than $12,500,000 in the aggregate in any Fiscal Year and (ii) at any time after the Leverage Ratio has fallen below 3.0:1.0, less than $25,000,000 in the aggregate in any Fiscal Year;"

          (iii) Section 6.14 of the Credit Agreement is hereby amended by deleting the Section in its entirety and replacing it with the following:

          "PERMITTED ACTIVITIES OF HOLDINGS AND AR HOLDINGS

     (b) (a) Holdings shall not (i) incur, directly or indirectly, any Indebtedness or any other obligation - or liability whatsoever other than the Indebtedness and obligations under the Related Agreements; (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens created under the Collateral Documents to which it is a party or permitted pursuant to Section 6.2;
     (iii) engage in any business or activity or own any assets other than (w) holding 100% of the Capital Stock of AR Holdings, (x) performing its obligations and activities incidental thereto under the Credit Documents, and to the extent not inconsistent therewith, the Related Agreements; (y) paying general administrative costs and expenses in the ordinary course of business; and (z) making Restricted Junior Payments and Investments to the extent permitted by this Agreement; (iv) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (v) sell or otherwise dispose of any Capital Stock of any of its Subsidiaries; (vi) create or acquire any Subsidiary or make or own any Investment in any Person other than AR Holdings; or (vii) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons.

          (b) AR Holdings shall not (i) incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under the Related Agreements; (ii) create or suffer to exist any Lien upon any property or assets now owned or hereafter acquired by it other than the Liens created under the Collateral Documents to which it is a party or permitted pursuant to Section 6.2; (iii) engage in any business or activity or own any assets other than (w) holding 100% of the Capital Stock of Company, (x) performing its obligations and activities incidental thereto under the Credit Documents, and to the extent not inconsistent therewith, the Related Agreements; (y) paying general administrative costs and expenses in the ordinary course of business; (z) making Restricted Junior Payments and Investments to the extent permitted by this Agreement; and (zz) holding the Capital Stock of American Reprographics Midco, LLC ("MIDCO") provided that Midco shall not own any assets and thereafter shall not engage in any business or other activity; (iv) consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person; (v) sell or otherwise dispose of any Capital Stock of any of its Subsidiaries; (vi) create or acquire any Subsidiary or make or own any Investment in any Person other than Company; or (vii) fail to hold itself out to the public as a legal entity separate and distinct from all other Persons."

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

          The amendments set forth in Section I hereof shall be effective on and as of the date hereof (the "SECOND AMENDMENT EFFECTIVE DATE") upon the satisfaction or waiver by the Requisite Lenders, on or after the date hereof, of the following conditions:

               (i) The Administrative Agent shall have received, for distribution to all Lenders executing this Amendment by no later than January 10, 2005, an amendment fee equal to 0.05% of such Lenders' outstanding Loans and Commitments on the Second Amendment Effective Date.

               (ii) The Company, the Borrowers, the other Credit Parties and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

               (iii) The Administrative Agent shall have received a certificate from the Company, certifying that as of the Second Amendment Effective Date, the representations and warranties contained in Section III herein and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date.

               (iv) The Administrative Agent shall have received a fully executed Counterpart Agreement from Holdings indicating that Holdings has become a Guarantor and Credit Party under the Credit Agreement and a Grantor under the Pledge and Security Agreement.

               (v) The Administrative Agent shall have received (x) pledged stock in AR Holdings and (y) UCC-1 financing statements filed against Holdings.

               (vi) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or any other Credit Document.

               (vii) The Administrative Agent shall have received a certificate from the Company, certifying that as of the Second Amendment Effective Date (after giving effect to the amendments contained herein), no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

               (viii) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may have reasonably requested prior to the date hereof.

SECTION III. REPRESENTATIONS AND WARRANTIES

     A. CORPORATE POWER AND AUTHORITY.

     Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.

     B. AUTHORIZATION OF AGREEMENTS.

     The execution and delivery of this Amendment has been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

     C. NO CONFLICT.

     The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

     D. BINDING OBLIGATION.

     This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     E. GOVERNMENTAL CONSENTS.

     No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS.

     The representations and warranties contained in the Credit Documents are and will be true and correct in all material respects on and as of the Second Amendment Effective Date (after giving effect to the amendments and waivers contained herein) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT.

     No event has occurred and is continuing (after giving effect to the amendments and waivers contained herein) or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

          Each Domestic Subsidiary and Holdings are referred to herein as a "CREDIT SUPPORT PARTY" and collectively as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with and subject to the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of, and in accordance with and subject to, the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

          Each Credit Support Party acknowledges and agrees that all of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party (other than the Company) is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party (other than the Company) to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

     A. BINDING EFFECT.

     This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

     B. SEVERABILITY.

     In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     C. REFERENCE TO CREDIT AGREEMENT.

     On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit

Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     D. EFFECT ON CREDIT AGREEMENT.

     Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

     E. EXECUTION.

     The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

     F. HEADINGS.

     Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     G. APPLICABLE LAW.

     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     H. COUNTERPARTS.

     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent and the Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                          AMERICAN REPROGRAPHICS COMPANY, L.L.C.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer

CREDIT SUPPORT PARTIES:

                                   AMERICAN REPROGRAPHICS COMPANY


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   AMERICAN REPROGRAPHICS HOLDINGS, L.L.C.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   ARC ACQUISITION CORPORATION


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   BLUE PRINT SERVICE COMPANY, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   INPRINT CORPORATION


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   RHODE ISLAND BLUEPRINT CO.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   OLYMPIC BLUEPRINT CO., INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer

                                   LEET-MELBROOK, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   PENINSULA BLUEPRINT, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   QUALITY REPORGRAPHIC SERVICES, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   MIRROR PLUS TECHNOLOGIES, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   E. PAVILION, L.L.C.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   FRANKLIN GRAPHICS CORPORATION


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   ENGINEERING REPRO SYSTEMS, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer

                                   WEST SIDE REPROGRAPHICS, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   DUNN BLUE PRINT COMPANY


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   TAMPA REPROGRAPHICS & SUPPLY COMPANY


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   OCB, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   COMMERCIAL GRAPHICS CORPORATION


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   FORD S.F., L.L.C.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   A&E ARCHITECTURAL & ENGINEERING
                                   SUPPLY COMPANY


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer

                                   RIDGWAY'S, LTD.

                                   By: Ridway's GP, LLC
                                       its General Partner


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Manager


                                   REPROGRAPHICS NORTHWEST, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   WILCO REPROGRAPHICS, INC.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   BPI REPRO, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   RIDGWAY'S GP, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   RIDGWAY'S LP, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   THE PEIR GROUP, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer

                                   THE PEIR GROUP INTERNATIONAL, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   LICENSING SERVICES INTERNATIONAL, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer


                                   PLANWELL, LLC


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title:


                                   AMERICAN REPROGRAPHICS MIDCO, L.L.C.


                                   By: /s/ Mark W. Legg
                                       -----------------------------------------
                                       Name: Mark W. Legg
                                       Title: Chief Financial Officer

SYNDICATION AGENT:                 GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ Elizabeth Fischer
                                       -----------------------------------------
                                       Authorized Signatory

ADMINISTRATIVE AGENT:              GENERAL ELECTRIC CAPITAL CORPORATION


                                   By: /s/ Thomas C. Hjorth
                                       -----------------------------------------
                                       Name: Thomas C. Hjorth
                                       Title: Duly Authorized Signatory

LENDER: By signing below, you have indicated your consent to the Second Amendment to the First Lien Credit and Guaranty Agreement

                                   Name of Institution:

                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ Elizabeth Fischer
                                       -----------------------------------------
                                       Name: Elizabeth Fischer
                                       Title: Authorized Signatory